                                  AMSOUTH FUNDS

                         SUPPLEMENT DATED MARCH 19, 2001
                    TO THE PROSPECTUS DATED DECEMBER 1, 2000

         THIS SUPPLEMENT PROVIDES INFORMATION UPDATING THE DISCUSSIONS OF THE BENCHMARK COMPARISONS IN THE RETURN TABLES OF THE SMALL CAP FUND AND THE LIMITED TERM TENNESSEE TAX-EXEMPT FUND. PLEASE KEEP THIS SUPPLEMENT AND READ IT TOGETHER WITH THE PROSPECTUS.

I.  SMALL CAP FUND

         A. In the return table on page 20 of the Prospectus, the explanation of the bar chart and table has been deleted and replaced in its entirety with the following:

         The bar chart and table on this page provide some indication of the risks of investing in the Small Cap Fund by showing how the Fund has performed. The bar chart shows how the performance of the Fund's Trust shares has varied from year to year. The table below compares the performance of Class A, Class B shares, and Trust shares over time to that of the Russell Growth 2000(R) Index, a recognized, unmanaged index generally representative of domestically traded common stock of small to mid-sized companies. Both the bar chart and the table assume the reinvestment of dividends and distributions. Of course, past performance does not indicate how the Fund will perform in the future.

         B. In the return table on page 20 of the Prospectus, the benchmark comparison appearing below Trust Shares for the Small Cap Fund has been deleted and replaced in its entirety with the following:

-------------------------------  ------  -----  -----  ---------------
                                   1       5     10    SINCE INCEPTION
                                  YEAR   YEARS  YEARS     (3/2/98)
-------------------------------  ------  -----  -----  ---------------
Russell 2000(R) Growth Index(1)  43.09%   N/A    N/A       17.74%
-------------------------------  ------  -----  -----  ---------------
S&P 500(R) Index(1)              21.03%   N/A    N/A       21.81%
-------------------------------  ------  -----  -----  ---------------

(1) The S&P 500(R) Index is a widely recognized, unmanaged index of common stocks. The benchmark index for the Small Cap Fund has changed from the S&P 500(R) Index to the Russell 2000(R) Growth Index in order to better represent the investment policies for comparison purposes.

II.  LIMITED TERM TENNESSEE TAX-EXEMPT FUND

         A. In the return table on page 74 of the Prospectus, the explanation of the bar chart and table has been deleted and replaced in its entirety with the following:

         The bar chart and table on this page provide some indication of the risks of investing in the Limited Term Tennessee Tax-Exempt Fund by showing how the Fund has performed. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. The table below compares the performance of Class A shares and Class B shares over time to that of the Merrill Lynch 3-7 Year Municipal Bond Index, a recognized, unmanaged index generally representative of municipal bonds with intermediate maturities. Both the bar chart and the table assume the reinvestment of dividends and distributions. Trust shares had not been offered for a full calendar year. Of course, past performance does not indicate how the Fund will perform in the future.

         B. In the return table on page 74 of the Prospectus, the benchmark comparison for the Limited Term Tennessee Tax-Exempt Fund will appear below Class B Shares as follows:

----------------------  -----  -----  -----  ---------------
                          1      5     10    SINCE INCEPTION
                         YEAR  YEARS  YEARS    (12/31/86*)
----------------------  -----  -----  -----  ---------------
Merrill Lynch 3-7 Year
Municipal Bond Index    0.66%  5.55%  5.94%        N/A
----------------------  -----  -----  -----  ---------------

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE.